Exhibit 99.1

NEW YORK REIT, INC.

7 BULFINCH PLACE, SUITE 500
BOSTON, MA 02114

April 27, 2017

Keith Locker

48 Wall Street, 11th floor

New York, NY 10005

Re: Resignation by you as a director of New York REIT, Inc. (the “Company”)

Dear Mr. Locker:

The following sets forth our agreement in connection with your resignation as a director of the Company:

1.	You have simultaneously herewith tendered your resignation as a director of the Company effective upon acceptance of your resignation by the Board of Directors of the Company and execution of this letter agreement by the Company and you. You acknowledge that your resignation is not the result of a dispute or disagreement with the Company.

2.	The Company acknowledges that 1,437 of the restricted shares awarded to you on November 8, 2015 and 1,647 restricted shares awarded to you on January 9, 2017 under the Company’s Employee and Director Incentive Restricted Share Plan which have not yet vested and would have vested during the 2017 calendar year will vest effective on the effectiveness of your resignation, and that 1,436 restricted shares awarded on November 8, 2015 and 3,923 restricted shares awarded on January 9, 2017 will be forfeited effective on the effectiveness of your resignation.

3.	The Company agrees that it will pay $10,000 on account of legal expenses in connection with your resignation as a director and negotiation of this letter agreement, which you have advised the Company are at least $10,000.

4.	You agree that you will submit to the Company a resignation letter in the form attached hereto as Exhibit A. This letter agreement and such letter will be filed as exhibits to the Form 8-K to be filed by the Company in connection with your resignation as a director. You agree that you will not provide any other letter to the Company, issue a press release or make any other public statement in connection with your resignation.

5.	Unless otherwise required by law based on the advice of outside counsel, the Company agrees its only public announcement in connection with the resignation will be a Form 8-K including the statement concerning your resignation in the form attached hereto as Exhibit B.

6.	The Company (i) represents that you will be covered under the Company’s director and officer insurance after your resignation for acts occurring prior to your resignation to the same extent as if you continued as a director and (ii) hereby ratifies and confirms its ongoing obligations under its indemnification agreement with you and agrees that it will not take any action to impair your rights to indemnification and advancement of expenses under the indemnification agreement, as such rights existed on April 25, 2017.

7.	This letter agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier or by email with a pdf or similar attachment shall be effective as delivery of an original executed counterpart of this letter agreement.

8.	This letter agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior representations and understandings, whether oral or written, with respect to such subject matter. Each party represents that it has the authority to enter into this letter agreement.

9.	This letter agreement shall be construed, interpreted and governed and the legal relationships of the parties determined in accordance with the internal laws of the State of New York without reference to rules relating to conflicts of law.

[SIGNATURE PAGE FOLLOWS]

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Very truly yours,

NEW YORK REIT, INC.

By:	/s/ John Garilli
	Name:	John Garilli
	Title:	Chief Financial Officer

ACCEPTED AND AGREED TO

AS OF THE DATE FIRST ABOVE WRITTEN:

/s/ Keith Locker

Keith Locker

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EXHIBIT A

Form of Resignation Letter

Keith Locker

48 Wall Street, 11th floor

New York, NY 10005

klocker@inletcapital.com

April 27, 2017

Board of Directors

New York REIT, Inc. (the “Company”)

c/o Winthrop REIT Advisors, LLC

7 Bulfinch Place

Boston, Massachusetts 02114

Dear Board:

I hereby resign from the Company’s Board of Directors effective April 27, 2017 and am not standing for reelection.

My resignation is not the result of any dispute or disagreement with the Company. I am extremely proud of the results achieved by appointing Winthrop REIT Advisors, LLC as the new manager and Wendy Silverstein as CEO, along with the successful transition.  I am confident that the shareholder approved Plan of Liquidation is in the right hands.

I joined the NYRT board on November 9, 2015 to serve as an independent director, participate in the strategic alternatives process and enhance corporate governance at the Company.  During my 18 months of service, I believe I provided an important, meaningful and independent perspective with respect to significant Company matters.

Sincerely,

Keith Locker

EXHIBIT B

Form of 8-K

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2017

New York REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-36416	27-1065431
(Commission File Number)	(I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500

Boston, Massachusetts 02114

(Address, including zip code, of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (617) 570-4750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Keith M. Locker

Keith M. Locker resigned from the board of directors (the “Board”) of New York REIT, Inc. (the “Company”) effective on April 27, 2017. A copy of Mr. Locker’s resignation letter is attached as Exhibit 17.1 to this Current Report on Form 8-K. Mr. Locker has advised the Company that his resignation was not the result of any dispute or disagreement with the Company. Wendy Silverstein, Chief Executive Officer of the Company stated, “We thank Mr. Locker for his service on the Board. He has brought his extensive experience in REITs, real estate, capital markets, governance, risk management and asset management into our deliberations and we wish him well in his future endeavors.”

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

17.1	Resignation Letter of Keith M. Locker

99.1	Letter Agreement dated April 27, 2017 between the Company and Keith M. Locker

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 27th day of April, 2017.

NEW YORK REIT, INC.

By:

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